SUPPLEMENT

DATED JUNE 3, 2010 TO

THE HARTFORD MIDCAP VALUE FUND PROSPECTUS

DATED MAY 28, 2010

REORGANIZATION OF THE HARTFORD SELECT SMALLCAP VALUE FUND

WITH AND INTO THE HARTFORD MIDCAP VALUE FUND

At a meeting held on May 4, 2010, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved a Form of Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of The Hartford Select SmallCap Value Fund (“Select SmallCap Value Fund”), a series of the Company, into The Hartford MidCap Value Fund (“MidCap Value Fund”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about July 30, 2010 or on such date as the officers of the Company determine (the “Closing Date”).

The Board, including all of the Directors who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Directors”), carefully considered the proposed Reorganization and have determined that the proposed Reorganization (1) is in the best interests of Select SmallCap Value Fund and MidCap Value Fund (each, a “Fund” and collectively, the “Funds”) and (2) would not result in a dilution of the interests of shareholders of either Fund. In making these determinations, the Board considered, among other factors, that the Reorganization will provide shareholders of Select SmallCap Value Fund with a value-oriented equity fund that invests in both mid and small capitalization companies, and that MidCap Value Fund has the ability to realize economies of scale and lower contractual management fees, actual management fees and total net expenses.

Prior to the Closing Date, Select SmallCap Value Fund may sell a portion of its portfolio to prepare for Reorganization. The proceeds of such sales may be held in temporary investments or invested in assets that MidCap Value Fund may hold or wish to hold. During the transition period, Select SmallCap Value Fund may not be pursuing its normal investment objective and strategies, and stated limitations on permissible investments and investment restrictions may not apply during this transition. Furthermore, it is possible that transactions during this transition may be made at times that turn out to be disadvantageous, which could negatively impact Fund performance, could result in increased transactional costs, which are ultimately borne by shareholders, and could result in the realization of taxable gains or losses for either or both Funds.  After the Closing Date, MidCap Value Fund may also sell portfolio securities that it acquired from Select SmallCap Value Fund.  As a result, MidCap Value Fund may bear transaction costs and may not be immediately fully invested in accordance with its stated investment strategies during the transition period.

As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each holder of Class A, Class B, Class C and Class Y Shares of Select SmallCap Value Fund will become the owner of corresponding full and fractional shares of MidCap Value Fund having an aggregate value equal to the aggregate value of his or her shares of Select SmallCap Value Fund.  While the net asset value per share and number of shares held in such shareholder’s account will differ following the Reorganization, the total value of such shareholder’s account will remain the same.

No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. The Funds’ investment adviser, Hartford Investment Financial Services, LLC (“HIFSCO”), and/or its affiliates have agreed to bear all of the expenses incurred in connection with the Reorganization, except for any brokerage fees and brokerage expenses associated with transitioning Fund assets in the Reorganization.  In addition, the closing of the Reorganization is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7024	June 2010